                                                                   EXHIBIT 10.78

                                 AMENDMENT NO. 7
                               PURCHASE AGREEMENT

This Amendment No. 7 ("the Amendment") to the Purchase Agreement (the "Agreement") dated January 25, 2000 by and among Brocade Communications Systems, Inc., a corporation organized under the laws of the State of Delaware, U.S.A., and having its principal place of business at 1745 Technology Drive, San Jose, California 95110 ("Brocade-US"), and Brocade Communications Switzerland SarL., a corporation organized under the laws of Geneva, and having its principal place of business at 29-31 Route de l'Aeroport, Case Postale 105 CH-1215 Geneva 15, Switzerland ("Brocade-Switzerland"), (collectively "SUPPLIER") and EMC Corporation, ("EMC"), a Massachusetts corporation, is made this 19th day of July 2004 by and between SUPPLIER and EMC and commences on the date accepted and executed by SUPPLIER ("Effective Date"). [**]

WHEREAS, the parties wish to amend the Agreement to show the [**]to EMC for [**] from Brocade, and amend Exhibit F to update the [**];

NOW THEREFORE, IN CONSIDERATION OF THE ABOVE AND THE OTHER RESPECTIVE PROMISES OF THE PARTIES SET FORTH HEREIN, THE PARTIES HERETO AGREE AS FOLLOWS:

1) Exhibit A, [**] is hereby deleted and replaced with the attached Exhibit A [**], and new [**].

2) Exhibit F, [**], is hereby deleted and replaced with the attached Exhibit F, [**].

3) No Other Changes. All Other terms and conditions of the Agreement shall remain unchanged.

4) Counterparts. This Amendment may be executed in two or more counterparts, all of which, taken together, shall be regarded as one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 7 to OEM Purchase and License Agreement by their duly authorized representatives. Such execution of the Amendment may be in three counterparts, each of which shall be an original and together which shall constitute one and the same instrument.

Executed and agreed to:                    Executed and agreed to:

Brocade Communications Systems, Inc.       EMC Corporation
("Supplier")

Signature: /s/ MICHAEL KLAYKO             Signature: /s/ WILLIAM MONAGLE 2/26/04
           ------------------                        ---------------------------

Name: MICHAEL KLAYKO                       Name: WILLIAM MONAGLE

Title: VP                                  Title: VICE PRESIDENT
                                                  CORPORATE PROCUREMENT
                                                  EMC CORPORATION

Date: JULY 28, 2004                        Date: _____________________________

----------
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                            EMC/BROCADE CONFIDENTIAL

Brocade Communications Switzerland, SarL.
("Supplier")

Signature: /s/ IAN WHITING
           ---------------

Name: Ian Whiting

Title: Vice President - EMEA

Place: Geneva, Switzerland



                            EMC/BROCADE CONFIDENTIAL

                                    EXHIBIT A

                              PRODUCTS AND PRICING





                            EMC/BROCADE CONFIDENTIAL

                                    EXHIBIT F

                                      [**]

1.0   DEFINITIONS.

1.1 "Backline Support" refers to the escalation point for Frontline Support, for issues that cannot reasonably be resolved by Frontline Support, such as complicated installation or configuration issues, compatibility issues, complicated problem isolation and troubleshooting, and escalation of verified bugs to engineering. Backline Support is provided through telephone and e-mail support during normal SUPPLIER business hours and after-hours support for Severity 1 problems.

1.2 "Feature Release Version" is always a number. It is used to indicate added minor functionality within a Platform Release Version or Major Release Version.

1.3 "Frontline Support" includes EMC's initial direct contact with the end-user, call logging, entitlement verification, problem definition and isolation, determination of whether a solution is contained in the end user documentation, review of symptoms in the Brocade Knowledge Base for known resolutions, problem escalation to SUPPLIER, and closing the case with the end user after problem resolution.

1.4 "Maintenance Release Version" is always a number. It is used to indicate a scheduled (date driven) release of defect fixes and carefully selected RFEs (Requests for Enhancements.).

1.5 "Major Release Version" is always a number. It is used to designate a significant functional change to SUPPLIER software Products (e.g. Fabric Manager and Security).

1.6 "Patch Release Version" is a letter (a-z). A Patch release Version should be considered functionally identical to Maintenance Release Version with the exception of the identified defect fixes. It will consist of one, or a limited number of defect fixes. A patch release is based upon the severity/priority of the defect and must be a critical or high severity defect from a customer point of view as well as from Brocade point of view.

            - Patch fixes are rolled into the next maintenance, feature or platform release.

            -  Patch fixes are cumulative for that code branch.

1.7 "Platform Release Version" is always a number. It is used to designate a significant functional change to the SUPPLIER operating system software (e.g. Fabric OS 4.0), and generally follows core fabric OS architecture changes, hardware architecture changes or new ASIC support.

1.8 "Product_Version_Code" (string designator) - the letter V is exclusively used by the Fabric OS software product. For all other products, the product code name will be used. To avoid potential issues, all products will be named with lowercase.

   [ PRODUCT_VERSION_CODE platform or major . feature . maintenance [patch] ]

                   e.g., v4.1.0 | v4.1.3a | fm4.2.0 | api3.0.1



                            EMC/BROCADE CONFIDENTIAL

1.9   "Software Maintenance" means [**] and [**]

1.10 "Software Support" refers to the provision to EMC by SUPPLIER of certain software updates during the Software Support period. SUPPLIER'S Software Release Versioning Process is set forth in this Section 1.0. For each [**] Release Version or [**] Release Version licensed by EMC for which EMC purchases Software Maintenance, EMC shall be entitled to [**] releases.

2.0   SOFTWARE MAINTENANCE.

Software Maintenance. As specified in Exhibit A, the price for each Product unit includes Software Maintenance for a period of [**] commencing on the date of purchase of such Product unit and [**] for [**]. Fees for Software Maintenance [**] are non-refundable. Thereafter, EMC [**], renew Software Maintenance for additional [**] at the [**] fee set forth for each Product in Exhibit A. SUPPLIER shall have the right to assign support obligations to the appropriate local SUPPLIER subsidiary.

3.0   SUPPORT LEVEL

3.1 EMC will provide all first-call technical support to its customers as defined above in Section 1.3 as "Frontline Support". SUPPLIER's technical support group will provide [**] except as described herein. All technical support, as described in Sections 1 through 6 of this Exhibit, and Product Support under this Agreement will be provided to EMC, unless specified otherwise.

3.2 EMC shall ensure that its field personnel are trained in the installation, setup, and operational issues involving the Product. The SUPPLIER technical support group will provide technical support to EMC's trained engineering staff [**] resolve installation, setup and operational issues involving the Product.

3.3 SUPPLIER will provide engineering level support to EMC's engineering staff [**] and defined above in Section 1.1 as "Backline Support" to isolate problem cause, make bug fixes to SUPPLIER supplied code, and produce the object code required by EMC to support and [**] the Products.

3.4 SUPPLIER technical support will be available via telephone during normal working days between the hours of 8:00 AM and 5:00 PM, Pacific Time. Support between 5:00 PM and 8:00 AM, Pacific Time, is available via answering service, [**]. Calls placed via the answering service will receive response from a SUPPLIER technical support representative within [**].

3.5 Technical information including "Tech Tips" is available in the Brocade Knowledge Base located on the [**]

3.6 In the course of its investigations, SUPPLIER's technical support group may require that EMC's personnel be able to obtain onsite network traces, crash dumps or other diagnostic information for use by SUPPLIER's staff to isolate the cause of the problem. EMC will ensure that its support staff has the equipment and the training necessary to obtain this information as follows:

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



                            EMC/BROCADE CONFIDENTIAL

      From the switch telnet console, the command "supportShow" output which is a script that will provide the output from the following switch commands:

[**]
[**]
[**]
[**]
[**]
[**]
[**]
[**]
[**]
[**]
[**]
[**]

Fibre Channel Products:
Any fibre analyzer trace, Finisar Analyzer Traces preferred.
Equipment List

3.7 In those cases where SUPPLIER personnel are [**] to make direct phone or field contact with a customer of EMC to obtain problem information, EMC [**]

4.0   PROBLEM ESCALATION

4.1 When the SUPPLIER technical support group determines that it is unable to resolve the problem with its own resources, it will escalate the problem.

4.2 In those cases where [**] on-site assistance to install, setup, resolve operational issues or obtain necessary diagnostic information in order to solve a problem, SUPPLIER will provide the services of a field applications engineer or a product development engineer, as determined by SUPPLIER, for that purpose. If it is determined that the cause of the problem is not due to a defect in the SUPPLIER supplied Product, EMC will reimburse SUPPLIER for time and materials at SUPPLIER's then standard rate plus reasonable expenses for transportation, meals and lodging.

4.3 If the SUPPLIER technical support group determines that the problem may be due to a defect in the SUPPLIER supplied Product, the problem will be escalated to SUPPLIER engineering via the normal SUPPLIER System Problem Report ("SPR") process. Priorities are in accordance with those defined in Exhibit C Section 3.0.

5.0   TECHNICAL CONTACTS

5.1 SUPPLIER and EMC will establish contacts to report problems, track status, exchange technical information, track build requirements, make bug fixes and coordinate the transfer of software files to and from a customer account on the [**].

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



                            EMC/BROCADE CONFIDENTIAL

5.1.1 Technical Support Administrator. SUPPLIER will establish the Technical Support Administrator as the central contact point for receiving written problem reports and sending problem resolution status via Email or FAX. All verbal contacts with Technical Support should be made via supplied telephone numbers.

5.1.2 Development Engineering. SUPPLIER will assign Development Engineers as required to resolve all EMC SPRs and provide engineering level support to EMC's engineering staff.

5.2   EMC

5.2.1 Problem Administrator. EMC will establish one person as the counterpart to the SUPPLIER Technical Support Administrator to send problem reports and receive problem status.

5.2.2 Engineering. EMC will designate specific members of their engineering staff who are authorized to have engineering level contact with the designated SUPPLIER Engineer. However, EMC specified contacts are required to send problem reports and receive problem status via the Technical Administrator Support.

6.0   PROBLEM AND STATUS REPORTING

6.1 All problem reports will be submitted in a standard format using the sample form below including the serial number or worldwide name for the affected Product. All reports will be submitted to the SUPPLIER Technical Support Administrator via Email or FAX.

                           PROBLEM REPORT SAMPLE FORM

NAME                       VERSION NO.

Date:  Enter date of report filing.

Project Description:  Describe the problem.  Provide as much detail as possible.

Problem Environment: Describe operating environment where problem occurs including: Protocols in use, network operating system versions, host platforms, applications in use, number of file servers, number of users, frequency of occurrence, environmental factors, etc.

Customer Code Version: Enter code versions affected by the problem.

Release Requirements: Define if fix is to be delivered in X Release or in future Block Release.

Responsible EMC Contact: Provide name and phone number of EMC's Engineering staff involved in the problem.

6.2 The SUPPLIER Technical Support Administrator will log the fact that a problem report was received in the Tech Support Database; and, if the issue is not resolved by Technical Support, enter the details from the problem report into the Engineering SPR Database and notify via Email the designated SUPPLIER Engineering contact that an SPR has been filed.



                            EMC/BROCADE CONFIDENTIAL

6.3 In the event a problem is escalated to SUPPLIER Development Engineering, the SUPPLIER Technical Support Administrator will send a report acknowledgment containing the SPR number assigned to the problem to the designated EMC contact via Email or FAX.

6.4 SUPPLIER will use its Engineering SPR system to record and track the status of all EMC reported problems.

7.0   SOFTWARE MAINTENANCE RELEASES

7.1 As part of the support program, SUPPLIER will provide production quality software maintenance releases as mutually agreed [**] to EMC. Maintenance releases will contain fixes for [**]. At a minimum, SUPPLIER will provide maintenance releases in accordance with the schedule set forth in Exhibit B and also in any quarter in which [**].

7.2 Maintenance releases will be derived[**] SUPPLIER standard server software.

7.3 The standard versions on which maintenance releases are based may [**]. SUPPLIER will give EMC at least [**], as well as offer EMC [**] SUPPLIER standard releases should they be available.

7.4 Maintenance releases will typically be delivered to EMC for [**] about the time the SUPPLIER [**], but no less than [**]. Maintenance releases will be available for access by EMC in a secured account on [**].

7.5 SUPPLIER will provide [**] of all code supplied to EMC, however, EMC is responsible for [**] of their code release.

7.6 During the [**] after a maintenance release is made available to EMC, SUPPLIER will correct any [**] problem in [**]. In addition, [**] will be reviewed by EMC and SUPPLIER and SUPPLIER will use commercially reasonable efforts to correct those [**].

7.7 Should EMC replace any serialized field-replaceable CP(s) (Control Processors) for an End User, EMC shall report to SUPPLIER the serial number(s) of the removed FRU(s) and the replacement FRU(s). EMC shall provide such reports to the Brocade Account Management team.

8.0   EMERGENCY SOFTWARE RELEASES

8.1 Upon mutual agreement of EMC and SUPPLIER, SUPPLIER will provide Emergency Releases to resolve highest impact customer problems, SPR 1 priority, which require resolution prior to the next scheduled Maintenance Release[**]. [**] problems may be deemed as candidates for Emergency Releases as mutually agreed between EMC and SUPPLIER.

8.2 Emergency Releases will be based on [**], and will differ by just the fix required to resolve the critical problem. Emergency Releases will not be guaranteed free of side effects, so their distribution must be very limited. In particular, an Emergency Release will NOT be supplied to SUPPLIER Manufacturing for volume production.

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



                            EMC/BROCADE CONFIDENTIAL

8.3 EMC's Emergency Releases will be available for access by EMC in a secured account on the [**]. The response criteria by problem type is as follows:

Priority 1: SUPPLIER will respond [**] to a Priority 1 SPR and will provide [**] EMC as soon as possible. SUPPLIER will make [**] provide a [**]fix available on the BBS/FTP Server within [**].

Priority 2: SUPPLIER will use commercially reasonable efforts to make a fix available on the [**] within [**].

8.4   All Emergency Release fixes will be incorporated in the [**].

9.0  MAINTENANCE AIDS

9.1 Subject to the terms and conditions of this Agreement, SUPPLIER grants to EMC a personal, non-exclusive, world-wide[**] and non-transferable right to use the Maintenance Aids listed in this Exhibit in connection with Products covered by an EMC warranty or Service Agreement during the term of that warranty or Service Agreement for the sole purpose of assisting EMC in providing warranty and maintenance services on the Products for Customers under the applicable warranty or Service Agreement. "Maintenance Aids" are hardware, software and other aids owned by SUPPLIER and used by SUPPLIER in furnishing maintenance services.

9.2 No title to or ownership of the Maintenance Aids is transferred to EMC, and any references to "sale" or "purchase" of the Maintenance Aids shall be deemed to mean "license on the terms contained in this Agreement." EMC shall reproduce and include SUPPLIER's copyright and other proprietary notices on and in any copies, including but not limited to physical and electronic copies of the Maintenance Aids. Neither EMC or any of its agents, independent contractors or consultants shall modify, enhance, supplement, create derivative works from, reverse assemble, reverse engineer, reverse compile or otherwise reduce the Software to human readable form without SUPPLIER's prior written consent.

9.3 In the event that new releases of the Maintenance Aids or additional Maintenance Aids are developed by SUPPLIER during the term of the Agreement, [**]. At [**], such additional Maintenance Aids will also be licensed to EMC on the terms herein and shall [**] Maintenance Aids under this Exhibit.

9.4 SUPPLIER shall provide EMC with copies of Maintenance Aids documentation in English [**] from SUPPLIER. EMC acknowledges that there may not be documentation available for all Maintenance Aids. Except as provided herein, EMC shall have no right to copy the documentation for the Maintenance Aids.

9.5 SUPPLIER will use reasonable efforts to notify EMC of a planned discontinuance of the Maintenance Aids at [**] of such discontinuance by SUPPLIER.

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the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



                            EMC/BROCADE CONFIDENTIAL

9.6 Upon termination or expiration of the continuing support period under this Agreement, EMC will immediately discontinue use of the Maintenance Aids and return, all copies of the Maintenance Aids to SUPPLIER, [**] of such expiration or termination.

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



                            EMC/BROCADE CONFIDENTIAL

EMC EXHIBIT A:  PRODUCT PRICE SHEET - REVISED 8/11/04
REVISIONS:  Q3 PRICE REDUCTIONS EFFECTIVE 7/20/04

 BRCD PN#      EMC PN#  REV   EMC MODEL#                          DESCRIPTION                      PRICE
----------------------------------------------------------------------------------------------------------
  [**]           [**]   A02      [**]     2GB, 8 PORT SW3200 ENTRY-FABRIC SWITCH                    [**]
  [**]           [**]   A01      [**]     2GB, 8 PORT SW3200 FULL-FABRIC SWITCH                     [**]
  [**]           [**]   A01      [**]     2GB, 8 PORT SW3250 ENTRY-FABRIC SWITCH (GENERAL)       (A)[**]
  [**]           [**]   A01      [**]     2GB, 8 PORT SW3250 ENTRY-FABRIC SWITCH (US FED ONLY)   (A)[**]
  [**]           [**]   A01      [**]     2GB, 8 PORT SW3250  FULL-FABRIC SWITCH (US FED ONLY)      [**]
  [**]           [**]   AO1      [**]     2GB, 8 PORT SW3250  FULL-FABRIC SWITCH (GENERAL)          [**]
  [**]           [**]   A01      [**]     SW32X0 OPTIONAL SOFTWARE, TRUNKING                        [**]
  [**]           [**]   A01      [**]     SW32X0 OPTIONAL SOFTWARE, FABRIC WATCH                    [**]
  [**]           [**]   A01      [**]     SW32X0 OPTIONAL SOFTWARE, EXTENDED FABRIC                 [**]
  [**]           [**]   A01      [**]     SW32X0 OPTIONAL SOFTWARE, PERFORMANCE MONITOR             [**]
  [**]           [**]   A01      [**]     SW3220 OPTIONAL SOFTWARE, QUICKLOOP                       [**]
  [**]           [**]   A01      [**]     SW32X0 OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF,
                                          PRF)                                                      [**]
  [**]           [**]   A01      [**]     SW3220 OPTIONAL SOFTWARE UPGRADE ENTRY-FULL: BUNDLED      [**]
  [**]           [**]   A01      [**]     SW3220 OPTIONAL SOFTWARE UPGRADE ENTRY-FULL: POST SALE    [**]
  [**]           [**]   A01      [**]     SW32X0 OPTIONAL SOFTWARE, SECURE OS                       [**]
  [**]           [**]   A01      [**]     SW3252 TWO DOMAIN TO FULL FABRIC UPGRADE LICENSE KEY -
                                          POST SALE                                                 [**]
  [**]           [**]   A01      [**]     SW3252 TWO DOMAIN TO FULL FABRIC UPGRADE LICENSE KEY -
                                          BUNDLED                                                   [**]

Note (A): The [**] Software Maintenance is [**]. The above price includes the purchase of Software Maintenance for an [**], commencing on the date of purchase, [**]. Fees for Software Maintenance [**] are non-refundable. Thereafter, Software Maintenance may be renewed [**], at EMC's discretion, for an annual fee of [**]. The above price also [**] for [**].

[**]           [**]   A08      [**]     2GB, 16 PORT SW3800 FULL-FABRIC SWITCH                      [**]
[**]           [**]   A01      [**]     2GB, 16 PORT SW3852 ENTRY-FABRIC SWITCH (GENERAL)        (B)[**]
[**]           [**]   A01      [**]     2GB, 16 PORT SW3852 ENTRY-FABRIC SWITCH (US FED ONLY)    (B)[**]
[**]           [**]   A01      [**]     2GB, 16 PORT SW3250  FULL-FABRIC SWITCH  (US FED ONLY)      [**]
[**]           [**]   A01      [**]     2GB, 16 PORT SW3250  FULL-FABRIC SWITCH (GENERAL)           [**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]           [**]   00       [**]     SW3800 FRU, POWER SUPPLY                                  [**]
[**]           [**]   00       [**]     SW3800 FRU, FAN                                           [**]
[**]           [**]   A01      [**]     SW38XX OPTIONAL SOFTWARE, TRUNKING                        [**]
[**]           [**]   A01      [**]     SW38XX OPTIONAL SOFTWARE, FABRIC WATCH                    [**]
[**]           [**]   A01      [**]     SW38XX OPTIONAL SOFTWARE, EXTENDED FABRIC                 [**]
[**]           [**]   A01      [**]     SW38XX OPTIONAL SOFTWARE, PERFORMANCE MONITOR             [**]
[**]           [**]   A01      [**]     SW3800 OPTIONAL SOFTWARE, QUICKLOOP                       [**]
[**]           [**]   NA       [**]     SW38XX OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF,
                                        PRF)                                                      [**]
[**]           [**]   A01      [**]     SW38XX OPTIONAL SOFTWARE, SECURE OS                       [**]
[**]           [**]   A01      [**]     SW3852 TWO DOMAIN TO FULL FABRIC UPGRADE LICENSE KEY -
                                        BUNDLED                                                   [**]

Note (B): The [**] Software Maintenance is [**]. The above price includes the purchase of Software Maintenance for an [**], commencing on the date of purchase, [**]. Fees for Software Maintenance [**]are non-refundable. Thereafter, Software Maintenance may be renewed [**], at EMC's discretion, for [**]. The above price also [**]for [**].

[**]           [**]    A03      [**]     2GB, 32 PORT SWITCH (WEBTOOLS, ZONING)                     (C)[**]
[**]           [**]    A01      [**]     FRU, POWER SUPPLY                                             [**]
[**]           [**]    A01      [**]     FRU, FAN                                                      [**]
[**]           [**]    A00      [**]     FRU, SFP, SWL, 1PK (FINISAR ONLY)                             [**]
[**]           [**]    A01      [**]     FRU, SFP, LWL, 1PK (FINISAR ONLY)                             [**]
[**]           [**]    A01      [**]     OPTIONAL SOFTWARE, TRUNKING                                   [**]
[**]           [**]    A01      [**]     OPTIONAL SOFTWARE, FABRIC WATCH                               [**]
[**]           [**]    A01      [**]     OPTIONAL SOFTWARE, EXTENDED FABRIC                            [**]
[**]           [**]    A01      [**]     OPTIONAL SOFTWARE, PERFORMANCE MONITOR                        [**]
[**]           [**]    A01      [**]     OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF, PRF)            [**]
[**]           [**]    A01      [**]     OPTIONAL SOFTWARE, SECURE OS                                  [**]

Note (C): The [**] Software Maintenance is [**]. The above price includes the purchase of Software Maintenance for an [**], commencing on the date of purchase, [**]. Fees for Software Maintenance [**] are non-refundable. Thereafter, Software Maintenance may be [**], at EMC's discretion, for [**].

[**]           [**]    A04      [**]     2GB, 64 PORT ENTERPRISE (WEBTOOLS, ZONING)                 (D)[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]           [**]    A01      [**]     2GB, 0 PORT, 2 CP, 2PS CONFIGURED CHASSIS                  (E)[**]
[**]           [**]             [**]     UPGRADE KIT, SW12000 TO 24000 CONSISTS OF 2CPs             (F)[**]
[**]           [**]    A01      [**]     FRU, SW12000 CHASSIS                                          [**]
[**]           [**]    A01      [**]     FRU, DIRECTOR UNIVERSAL CHASSIS                               [**]
[**]           [**]    A00      [**]     FRU, SW12000 PORT CARD WITH OPTICS                            [**]
[**]           [**]    A01      [**]     FRU, SW24000 PORT CARD WITH OPTICS                            [**]
[**]           [**]    A00      [**]     FRU, SW12000 CP                                               [**]
[**]           [**]    A00      [**]     FRU, SW24000 CP                                               [**]
[**]           [**]    A00      [**]     FRU, POWER SUPPLY                                             [**]
[**]           [**]    NA       [**]     FRU, POWER CORD, NO AMERICAN                                  [**]
[**]           [**]    NA       [**]     FRU, POWER CORD, UK/IRE                                       [**]
[**]           [**]    NA       [**]     FRU, POWER CORD, CONT EU                                      [**]
[**]           [**]    NA       [**]     FRU, POWER CORD, AUST/NZ                                      [**]
[**]           [**]    NA       [**]     FRU, POWER CORD, OTHER 230V                                   [**]
[**]           [**]    NA       [**]     FRU, BROCADE RACKMOUNT KIT                                    [**]
[**]           [**]    A00      [**]     FRU, BLOWER                                                   [**]
[**]           [**]    NA       [**]     FRU, WWN BEZEL                                                [**]
[**]           [**]    A00      [**]     FRU, WWN CARD                                                 [**]
[**]           [**]    NA       [**]     FRU, CHASSIS DOOR                                             [**]
[**]           [**]    NA       [**]     FRU, PORT CARD SLOT FILLER                                    [**]
[**]           [**]    NA       [**]     FRU, POWER SUPPLY SLOT FILLER                                 [**]
[**]           [**]    NA       [**]     FRU, CABLE MANAGEMENT TRAY                                    [**]
[**]           [**]    NA       [**]     FRU, BLADE BOX PACKAGING ONLY                                 [**]
[**]           [**]    NA       [**]     FRU, BLOWER BOX PACKAGING ONLY                                [**]
[**]           [**]    A03      [**]     FRU, EMC CUSTOM DOOR KIT SW12000                              [**]
[**]           [**]    A03      [**]     FRU, EMC CUSTOM DOOR KIT SW24000                              [**]
[**]           [**]    NA       [**]     OPTIONAL SOFTWARE, TRUNKING                                   [**]
[**]           [**]    NA       [**]     OPTIONAL SOFTWARE, FABRIC WATCH                               [**]
[**]           [**]    NA       [**]     OPTIONAL SOFTWARE, EXTENDED FABRIC                            [**]
[**]           [**]    NA       [**]     OPTIONAL SOFTWARE, PERFORMANCE MONITOR                        [**]
[**]           [**]    NA       [**]     OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF, PRF)            [**]
[**]           [**]    A01      [**]     OPTIONAL SOFTWARE, SECURE OS                                  [**]

Note (D): The [**] Software Maintenance is [**]. The above price includes the purchase of Software Maintenance for an [**], commencing on the date of purchase, and [**]. Fees for Software Maintenance [**] are non-refundable. Thereafter, Software Maintenance may be renewed [**], at EMC's discretion, for [**].

Note (E): The [**] Software Maintenance is [**]. The above price includes the purchase of Software Maintenance for an [**], commencing on the date of purchase, and [**]. Fees for Software Maintenance [**] are non-refundable. Thereafter, Software Maintenance may be renewed [**], at EMC's discretion, for [**]. The above price also [**] for [**].

Note (F): The [**] Software Maintenance is [**]. The above price includes the purchase of Software Maintenance for an [**], commencing on the date of purchase, and [**]. Fees for Software Maintenance [**] are non-refundable. Thereafter, Software Maintenance may be renewed [**], at EMC's discretion, for [**]. The above price also [**] for [**].

ROUTER

[**]           [**]    A01      [**]     16 PORT SILKWORM MULTI-PROTOCOL ROUTER, 2PS, 16 SWL
                                         SFP, SOFTWARE UPDATES, 2YR                                 (G)[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]           [**]    A00      [**]     ROUTER FAN FRU                                                [**]

[**]           [**]    A00      [**]     ROUTER POWER SUPPLY FRU                                       [**]

[**]           [**]    NA       [**]     XPATH FCIP                                                    [**]

[**]           [**]    NA       [**]     XPATH FIBRE CHANNEL ROUTING SERVICE                           [**]

[**]           [**]    NA       [**]     ROUTER/FCIP BUNDLE                                            [**]

[**]           [**]    A01               ROUTER RAILKIT                                                [**]

Note (G): The [**] the purchase of Software Maintenance for an [**], commencing on the date of purchase, and [**]. Fees for Software Maintenance during [**] non-refundable. Thereafter, Software Maintenance may be renewed [**], at EMC's discretion, for [**]as follows: [**]

FABRIC MANAGER

[**]           [**]    NA       [**]     FM 4.0 BASE                                                   [**]

[**]           [**]    NA       [**]     FM 4.0 STANDARD                                               [**]

[**]           [**]    NA       [**]     FM 4.0 ENTERPRISE                                             [**]

[**]           [**]    NA       [**]     FM 3.0 UPGRADE                                                [**]

[**]           [**]    NA       [**]     FM 4.0 BASE TO STANDARD UPGRADE                               [**]

[**]           [**]    NA       [**]     FM 4.0 BASE TO ENTERPRISE UPGRADE                             [**]

[**]           [**]    NA       [**]     FM 4.0 STANDARD TO ENTERPRISE UPGRADE                         [**]

Note: The [**] the purchase of Software Maintenance for [**], commencing on the date of purchase, [**]. Fees for Software Maintenance during [**] are non-refundable. Thereafter, Software Maintenance may be renewed [**], at EMC's discretion, for [**] as follows: [**].

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.